                                   GUARANTY


     THIS GUARANTY AGREEMENT, dated as of June 3, 1998, is entered into by ASI LANDMARK, INC., a Colorado corporation ("GUARANTOR"), and BANK ONE, COLORADO, N.A., a national banking association having an office at the Denver Banking Center, 30 Pikes Peak Avenue, Colorado Springs, Colorado 80903, in its capacity as Agent for the Banks (the "AGENT").


                                   RECITALS

                                   ARTICLE 1

     The Guarantor is a wholly-owned subsidiary of ANALYTICAL SURVEYS, INC., a Colorado corporation (the "BORROWER").


                                   ARTICLE 2

     The Borrower, the Banks and the Agent have entered into a Credit Agreement dated June 3, 1998 (together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "CREDIT AGREEMENT," which is incorporated herein by reference as if fully set forth), pursuant to which the Agent, for the ratable benefit of the Banks, has agreed to make available to the Borrower a revolving line of credit in the maximum principal amount outstanding at any one time of ELEVEN MILLION DOLLARS ($11,000,000), a term loan in the principal amount of SIXTEEN MILLION DOLLARS ($16,000,000) and an acquisition loan in the principal amount of TEN MILLION DOLLARS ($10,000,000).


                                   ARTICLE 3

     The Guarantor will benefit by the making of loans under the Credit
Agreement.

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                                   ARTICLE 4

     As a condition precedent to the extension of loans under the Credit Agreement, the Agent requires, among other things, that the Guarantor unconditionally and irrevocably guarantees the full and punctual repayment of all loans advanced under the Credit Agreement and all other related Obligations owing by the Borrower to the Agent, for the ratable benefit of the Banks.


                                  AGREEMENT

     NOW, THEREFORE, for and in consideration of the foregoing recitals, the extension of the loans under the Credit Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor and the Agent agree as follows:


                                  ARTICLE I

                      CERTAIN DEFINITIONS AND REFERENCES

     SECTION 1.1 Terms Defined in Credit Agreement. Reference is hereby made to the Credit Agreement for statements of terms thereof. All capitalized terms used in this Guaranty which are defined in the Credit Agreement but which are not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     SECTION 1.2 GENERAL DEFINITIONS. As used in this Guaranty, in addition to the terms defined in the preamble and the Recitals hereto, the following capitalized terms shall have the meanings respectively assigned to them below:

          "AGENT" shall mean Bank One, Colorado, N.A., a national banking association having its principal offices at 1125 Seventeenth Street, Third Floor, Denver, Colorado 80202.

          "BANKS" shall mean (a) the Agent and the Banks under that certain Credit Agreement dated as of June 3, 1998, by and among the Borrower, the Banks listed therein and the Agent; and (b) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to SECTION 8.14 of the Credit Agreement.

          "BORROWER" shall have the meaning assigned to it in the Recitals hereto.

          "CODE" shall mean the Uniform Commercial Code as enacted in the State of Colorado, C.R.S. Section 4-1-101 ET SEQ., and any successor statutes thereto.


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          "COLLATERAL" shall mean, collectively all property of whatever type, in which the Banks shall receive a security interest pursuant to the Credit Agreement or any other Loan Instrument.

          "CREDIT AGREEMENT" shall have the meaning assigned to it in the Recitals hereto.

          "DEFAULT" means any event or state of affairs that, with the giving of notice or the passage of time (or both) would constitute an Event of Default.

          "EVENT OF DEFAULT" shall mean the occurrence of any one or more of the events identified in SECTION 6.1 of the Credit Agreement.

          "GUARANTOR" shall have the meaning specified in the introductory paragraph hereof.

          "GUARANTY" shall mean this Guaranty Agreement, together with all schedules and exhibits hereto, as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein.

          "LOAN OR LOANS" shall have the meaning assigned to the terms "Loan" and "Loans" in SECTION 1.1 of the Credit Agreement.

          "LOAN INSTRUMENTS" shall mean and include collectively: (a) the Credit Agreement; (b) the Notes; and (c) all other instruments, agreements and documents, whether now or hereafter existing or executed, executed and delivered by Borrower or any guarantor in connection with the Obligations, as any such instrument may be supplemented, modified, amended or restated from time to time in the manner provided therein.

          "MATERIAL ADVERSE EFFECT" means any material and adverse effect, whether individually or in the aggregate, upon (a) the assets, business, operations, properties or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower to make payment as and when due of all or any part of the Obligations, or (c) the Collateral.

          "NOTES" shall have the meaning assigned to the term "Notes" in
SECTION 1.1 of the Credit Agreement.

          "OBLIGATIONS" shall have the meaning assigned to the term "Obligations" in SECTION 1.1 of the Credit Agreement.

          "PERSON" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, limited liability partnership, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).


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     SECTION 1.3  TERMS DEFINED IN CODE.  All terms used in this Guaranty which are defined in the Code and not otherwise defined herein or in the Credit Agreement shall have the meanings provided in the Code.

     SECTION 1.4 AMENDMENT OF DEFINED INSTRUMENTS. Unless the context otherwise requires or unless otherwise provided herein, references in this Guaranty to a particular agreement, instrument or document also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document.

     SECTION 1.5 REFERENCES, TITLES, ETC. All references in this Guaranty to Articles, Sections, Subsections and other subdivisions refer to the Articles, Sections, Subsections and other subdivisions of this Guaranty unless expressly provided otherwise. The words "this Guaranty", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender. Words in the singular form shall be construed to include the plural and words in the plural form shall be construed to include the singular, unless the context otherwise requires.


                                  ARTICLE II

                              GUARANTY OF PAYMENT

     SECTION 2.1 GUARANTY. The Guarantor hereby irrevocably, absolutely and unconditionally: (a) guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Obligations; and (b) agrees to pay any and all expenses (including reasonable attorneys' fees and disbursements) which may be paid or incurred by the Agent in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

     SECTION 2.2 GUARANTY OF PAYMENT AND NOT OF COLLECTION. This Guaranty is a guarantee of payment, and not of collection, and a debt of the Guarantor for its own account. Accordingly, the Agent shall not be obligated or required before enforcing this Guaranty against Guarantor: (a) to pursue any right or remedy the Agent may have against the Borrower or any other guarantor of the Obligations in any court, tribunal or otherwise; (b) to make any claim in a liquidation or bankruptcy of the Borrower, or any other guarantor of the Obligations; (c) to make demand of the Borrower, or any other guarantor of the Obligations; or (d) to enforce or seek to enforce or realize upon any Collateral or other security held by the Agent or any other party which may secure any of the


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Obligations.  In this connection, the Guarantor hereby waives any right it may have to require the Agent to take action against the Borrower or any other guarantor of the Obligations.

     SECTION 2.3 CONTINUING GUARANTY. The Guarantor agrees that: (a) this is an open and continuing guaranty of payment and satisfaction, whether the Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under the terms and provisions of the Loan Instruments, monies may be advanced, repaid and readvanced and the outstanding balance of the Loans may be zero; and (b) the Obligations shall not be deemed to have been otherwise fully paid and satisfied so long as the Notes, or any other evidence of indebtedness shall have any continuing force or effect. This Guaranty of payment and satisfaction will not be discharged until payment in full of all of the Obligations, and the Banks' Commitments under the Credit Agreement have been terminated. No payment or payments made by any other person in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability or limitations of the Guarantor hereunder until the Obligations are indefeasibly paid in full and the Banks' Commitments under the Credit Agreement have been terminated.

     SECTION 2.4 GUARANTY ABSOLUTE, SURVIVAL OF REPRESENTATIONS, ETC. The Guarantor covenants and agrees that all of the representations, warranties, covenants and other agreements and obligations of Guarantor under this Guaranty and the other Loan Instruments:

          (a) shall be absolute and unconditional irrespective of the validity, legality, binding effect or enforceability of any of the terms and provisions of any of the Loan Instruments;

          (b) shall survive the execution and delivery of this Guaranty and the other Loan Instruments and the advance, repayment and readvance of any or all of the monies to be lent thereunder;

          (c) shall remain and continue in full force and effect without regard to any waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement of any other term or provision of any Loan Instrument (including without limitation any increase in the Obligations), to any full, partial or non-exercise of any of the Agent's rights, powers, privileges, remedies and interests under any Loan Instrument, against any person or with respect to any Collateral, to any release or subordination of all or any part of any Collateral, to any statute of limitations or similar time constraint under any applicable law, to any investigation, analysis or evaluation by the Agent or its designees of the assets, business, operations, properties or condition (financial or otherwise) of the Guarantor, the Borrower or any other person, to any act or omission on the part of the Agent or any other person, or to any other event that otherwise might constitute a legal or equitable counterclaim, defense or discharge of a surety or guarantor;


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          (d)  shall not be subject to any defense, counterclaim, set-off, right of recoupment, abatement, reduction or other claim or determination that the Guarantor or the Borrower may have against the Agent, the Banks, or any other person;

          (e) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of the Guarantor, the Borrower or any other guarantor, surety or pledgor or any other person, or the inability of any of them to pay their debts or perform or otherwise satisfy their obligations as they become due for any reason whatsoever; and

          (f) shall remain and continue in full force and effect regardless of any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor; it being agreed that the obligations of the Guarantor under this Guaranty shall not be satisfied or discharged except as expressly provided in this Guaranty.


                                 ARTICLE III

                             CONSENTS AND WAIVERS

     SECTION 3.1 CONSENT. Without limiting the generality of the foregoing Sections or any other term or provision of this Guaranty, the Guarantor agrees and consents that, without notice to the Guarantor, at any time, and from time to time:

          (a) the amount of the Loans, the rates of interest thereon or any other Obligations may be increased or otherwise changed;

          (b) the time, manner, place and other terms and provisions of payment or performance of the Obligations may be extended, modified, amended, restated or otherwise changed;

          (c) any partial or late payment or any payment during the continuance of any default under the Loan Instruments may be accepted in whole or in part or rejected;

          (d) any Collateral securing or intended to secure any obligations under any Loan Instrument may be sold, conveyed, assigned or otherwise realized upon, dealt with or disposed of in whole or in part;

          (e) any mortgage or other security interest in any such Collateral may be held without due recordation or other perfection (whether intentionally or otherwise), may be recorded or otherwise perfected, or may be assigned, released, subordinated or otherwise impaired, dealt with or disposed of in whole or in part;


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          (f)  any one or more payments, distributions and proceeds received from or in respect of the Guarantor, the Borrower, any other guarantor, surety or pledgor or any other person or any such Collateral may be applied to any of the Obligations, or if not designated therefore, or otherwise restricted thereto, may be applied to other indebtedness of the Guarantor, the Borrower, or any such other guarantor, surety, pledgor or other person owed to the Agent or any of its affiliates;

          (g) the liability of the Guarantor, the Borrower, any other guarantor, surety or pledgor or any other person to pay any and all of the Obligations may be settled, or compromised or released, in whole or in part;

          (h) the rights of set-off of the Agent may be exercised as provided under this Guaranty, any other Loan Instrument or applicable law against any of the deposits, assets, properties and indebtedness subject thereto, without any demand on or notice to the Guarantor or the Borrower, without regard to the frequency of exercise thereof, and whether or not the relevant Obligations shall then be matured;

          (i) any representation, warranty, covenant or other term or provision of any Loan Instrument, or any part thereof, may be a subject of one or more waivers of applicability or consents to nonperformance, noncompliance or nonobservance, whether or not constituting defaults, or may be otherwise not exercised or enforced (whether intentionally or otherwise);

          (j) any one or more of this Guaranty, the Notes and any other Loan Instrument, or any one or more of the rights, powers, privileges, remedies and interests of the Agent herein or therein, may be sold, conveyed, assigned or otherwise transferred in whole or part (including participations or other undivided interests) to any other person; and/or

          (k) any other right, power, privilege, remedy or interest of the Agent under the Guaranty, the Notes, any other Loan Instrument or applicable law may be exercised or enforced by the Agent or its designee, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or any such right, power, privilege, remedy or interest may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise), in the sole and absolute discretion of the Agent.

     SECTION 3.2 WAIVER. The Guarantor, to the fullest extent permitted by law, hereby irrevocably waives each of the following:

          (a) any duty on the part of the Agent to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of the Borrower, or its assets now known or hereafter known by the Agent;


                                       7
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          (b)  any and all notice of:  (i) acceptance of this Guaranty; (ii)
any action taken or omitted in reliance hereon; and (iii) any default in the payment of any sums due pursuant to the Obligations, or any Loan Instrument or otherwise;

          (c) presentment, demand for payment, protest or notice of protest relating to this Guaranty, the Obligations and/or any of the Loan Instruments;

          (d) any and all notice of the occurrence or continuance of any Default, Event of Default or any event that (with the giving of notice or the passage of time or both) could constitute a Default, under any of the Loan Instruments, or of any other material or adverse event or Material Adverse Effect;

          (e) any and all notice of the terms, time, and place of any public or private sale of any of the Collateral whether required by the Code or otherwise;

          (f) any "one action" or anti-deficiency law or any other law which may prevent the Agent from bringing any action, including a claim for deficiency, against the Guarantor, before or after the Agent's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale;

          (g) any election of remedies by the Agent which destroys or otherwise adversely affects the Guarantor's subrogation rights or the Guarantor's rights to proceed against the Borrower for reimbursement, including without limitation, any loss of right the Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Obligations;

          (h) any disability or other defense of the Borrower or any other guarantor, or of any other person, or by reason of the cessation of the liability of the Borrower from any cause whatsoever, other than payment in full in legal tender, of the Obligations;

          (i) any right to claim discharge of the Obligations on the basis of unjustified impairment of any Collateral;

          (j) any statute of limitations, if at any time any action or suit brought by the Agent against the Guarantor is commenced there is outstanding any of the Obligations which are not barred by any applicable statute of limitations;

          (k) any defenses given to guarantors at law or in equity other than actual payment and performance of the Obligations including all defenses based upon suretyship or impairment of collateral pursuant to C.R.S.
Section 4-3-603;


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          (l)  any and all right, if any, to require the Agent to:  (i)
continue lending money or to extend other credit to the Borrower; (ii) proceed directly against, marshall or exhaust any of the Collateral; (iii) pursue any remedy within the Agent's power; or (iv) commit any act or omission of any kind, at any time, with respect to any matter whatsoever; and

          (m) any other proof, notice or demand of any kind whatsoever with respect to any or all of the Obligations or promptness in making any claim or demand under this Guaranty or any of the Loan Instruments. No act or omission of any kind in connection with any of the foregoing shall in any way impair or otherwise affect the legality, validity, binding effect or enforceability of any term or provision of this Guaranty or any of the obligations of the Guarantor hereunder.

     SECTION 3.3 WAIVER OF SUBROGATION. The Guarantor hereby irrevocably waives any and all claims and other rights that it now has or may hereafter acquire against the Borrower, or any other guarantor, that arise from the existence, payment, performance or enforcement of this Guaranty or any other Loan Instruments, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent against the Borrower, any other guarantor or any Collateral that the Guarantor now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower, directly or indirectly, in cash or other property, by set-off or in any other manner, payment or security on account of any such claim or other right. If any amount is paid to the Guarantor in violation of the preceding sentence and the Obligations have not been paid in full, such amounts shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Agent and shall be forthwith paid to the Agent to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Instruments. This waiver of subrogation is for the benefit of the Agent and the foregoing waiver may not be revoked by the Guarantor without the prior written consent of the Agent.

     SECTION 3.4 ACKNOWLEDGMENT OF BENEFIT. The Guarantor acknowledges that it has received and will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Instruments and that the consents and waivers set forth in this Article are knowingly made in contemplation of such benefits.

     SECTION 3.5 MISCELLANEOUS. The Guarantor understands and agrees that the foregoing waivers and the other waivers, consents, releases and agreements contained in this Guaranty will, among other things, adversely and materially effect, and under certain circumstances may eliminate entirely, the Guarantor's rights or ability to collect monies from the Borrower that the Guarantor may have paid to the Borrower and defenses that the Guarantor might have to payment of the Obligations. This result may occur because of the actions of the Agent or the Borrower, such as electing certain remedies and foregoing or delaying others, releasing security, or modifying the Obligations, all without notice to or consent from the Guarantor. The Guarantor agrees that the foregoing waivers and the other waivers, consents, releases and agreements contained in this Guaranty are made with the Guarantor's full knowledge of their significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.


                                   ARTICLE IV

                          SUBORDINATION OF INDEBTEDNESS

     SECTION 4.1 SUBORDINATION OF INDEBTEDNESS. The Guarantor covenants and agrees that until all of the Obligations have been fully paid and satisfied, all indebtedness of the Borrower together with interest thereon, owed directly or indirectly to the Guarantor, whether now or hereafter existing, acquired or created, whether as a result of any payment made by the Guarantor or otherwise, shall be subordinate, junior and inferior in dignity and deferred as to payment to the full payment and satisfaction of all of the Obligations. The Guarantor shall not seek any payment or exercise or enforce any right, power, privilege, remedy or interest that it may have with respect to any such indebtedness except with the prior written consent of the Agent and except in connection with a bankruptcy of the Borrower, in which case the Guarantor may file any claims it may have against the Borrower, subject to the provisions of Section 4.3 below to pay over any amounts received to the Agent. Any payment, asset or property delivered to or for the benefit of the Guarantor in respect of any such indebtedness shall be accepted in trust for the benefit of the Agent and shall be promptly paid or delivered to the Agent to be credited and applied to the payment and satisfaction of the Obligations, whether matured or unmatured, or to be held by the Agent as additional Collateral. The Guarantor agrees to execute such additional documents as the Agent may reasonably request to evidence the subordination provided in this Section.

     SECTION 4.2 SECURITY INTEREST IN INDEBTEDNESS. The Guarantor hereby assigns and grants to the Agent a continuing security interest in and to all indebtedness owing from the Borrower to the Guarantor, whether or not hereafter existing, acquired or created, together with the proceeds thereof, all payments and other distributions with respect thereto and any and all renewals, substitutions, modifications and extensions of any and all of the foregoing, as security for the timely and full payment and satisfaction of the Obligations as and when due. The Guarantor shall endorse and deliver to the Agent such instruments representing that indebtedness and shall execute and deliver to the Agent such financing statements and other documents as the Agent may deem necessary or desirable to evidence, confirm or perfect the foregoing security interest (which financing statements may be signed by the Agent on behalf and in the name of the Guarantor if the Guarantor does not promptly sign and return the same). In addition to the rights, powers, privileges, remedies and interest afforded to the Agent by this Guaranty and applicable law, if an Event of Default has occurred, the Agent may exercise any voting, consent, enforcement or other right, power, privilege, remedy or interest pertaining to any item of such collateral to the same extent as if the Agent were the outright owner thereof. The Agent is hereby authorized, in the name of the Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as the Agent deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

     SECTION 4.3 BANKRUPTCY. In the event of insolvency, reorganization, or liquidation of the assets of the Borrower through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of the Borrower applicable to the payment of the claims of both the Agent and the Guarantor shall be paid to the Agent and shall, subject to Applicable Law, be applied by the Agent to the Obligations in such order and manner as the Agent may determine. The Guarantor does hereby assign to the Agent all claims which it may have or acquire against the Borrower or against any assignee or trustee in bankruptcy of the Borrower; provided, however, that such assignment shall be effective only for the purpose of assuring to the Agent full payment in legal tender of all Obligations.


                                  ARTICLE V

                               RIGHT OF SET-OFF

     SECTION 5.1 RIGHT OF SET-OFF, ETC. Upon the occurrence and during the continuance of any Event of Default, the Agent hereby is authorized at any time and from time to time, without notice to the Guarantor (any such notice being hereby expressly waived by the Guarantor), to set-off and apply, directly or through any of its affiliates, custodians, participants and designees, any and all deposits (whether general or special, time or demand, provisional or final, or individual or joint) and other assets and properties at any time held in the possession, custody or control of the Agent and any of its affiliates, custodians, participants and designees, and any indebtedness or other amount at any time held in the possession, custody or control of the Agent and any of its affiliates, custodians, participants and designees, and any indebtedness or other amount at any time owing by the Agent or any of its affiliates or participants, to or for the credit, account or benefit of the Guarantor against any and all of the Obligations now or hereafter existing under this Guaranty, whether or not the Agent shall have declared a Default, accelerated the Obligations or made any demand or taken any other action under this Guaranty, and although such Obligations may be unmatured. The Guarantor hereby grants to the Agent a security interest in and to, among other things, all such deposits, assets, properties and indebtedness in the possession of the Agent's affiliates, custodians, participants and designees, and the Guarantor hereby authorizes any such person to so set-off and apply such amounts at such times and in such manner as the Agent may direct pursuant to this Section. The Agent shall notify the Guarantor subject to such set-off after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. In debiting any such account, the Obligations shall be deemed to have been paid or repaid only to the extent of the funds actually available in the account notwithstanding any internal procedure of the Agent or any of its affiliates, custodians, participants and designees to the contrary. The rights of the Agent under this Section are in addition to and without limitation of any other rights, powers, privileges, remedies and other interests (including, without limitation, other rights of set-off and security interests) that the Agent may have under this Guaranty and applicable law.


                                  ARTICLE VI

                           REPRESENTATIONS, WARRANTIES,
                             AGREEMENTS AND COVENANTS

     SECTION 6.1 GENERAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS. So long as any of the Obligations remain outstanding, the Guarantor hereby represents and warrants to, and agrees with, the Agent that:

          (a) LEGAL CAPACITY. The Guarantor has the legal capacity and power to execute and deliver this Guaranty.

          (b) VALID AND BINDING. This Guaranty, when executed and delivered by the Guarantor, will be a legal, valid and binding obligation of the Guarantor enforceable in accordance with the terms and provisions of this Guaranty, except as enforceability may be limited by applicable bankruptcy, insolvency or Applicable Laws affecting the enforcement and creditors' rights generally or by equitable principles relating to enforceability.

          (c) NO VIOLATION OF LAW OR CONTRACT. The execution and delivery of this Guaranty and the performance by the Guarantor of the obligations hereunder: (i) will not violate or be in conflict with (A) any provision of applicable law, or (B) any judgment, order, writ, injunction, decree or consent of any court or other judicial authority, and (ii) will not violate, be in conflict with, result in a breach of or constitute a default under, any material instrument, indenture, agreement or obligation of the Guarantor.

          (d) NO OTHER CONDITIONS PRECEDENT. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

          (e) INDEPENDENT INVESTIGATION. The Guarantor has, independently and without reliance upon the Agent and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.


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

          (f) FINANCIAL STATEMENTS. The audited consolidated balance sheets of the Borrower and the Guarantors (for purposes of this Section 6.1(f), as "Guarantors" is defined in the Credit Agreement) at March 31, 1998, and the related consolidated statements of income and retained earnings of the Borrower and the Guarantors for the fiscal year then ended, and the related consolidated statements of income and retained earnings of the Borrower and Guarantors for the fiscal year ended March 31, 1998, copies of which have been furnished to the Banks, fairly present the financial condition of the Borrower and the Guarantors as at such date and the results of the operations of the Borrower and the Guarantors for the period ended on such date, all in accordance with Regulation S-X promulgated under the Securities Exchange Act of 1934, and since March 31, 1998, there has been no material adverse change in such condition or operations except as disclosed in SCHEDULE 4.1(f) of the Credit Agreement.

          (g) LITIGATION. Except as set forth in SCHEDULE 4.1(g) of the Credit Agreement, the Guarantor represents and warrants that there is no pending, or to the Guarantor's knowledge, threatened action or proceeding affecting the Guarantor or its properties or business activities, before any court, governmental agency or arbitrator, in which there is a reasonable possibility of a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement or any Loan Instrument to which the Guarantor will be a party.

          (h)  SOLVENCY.   As of the date hereof, after giving effect to the
direct and indirect indebtedness and other liabilities of the Guarantor arising under this Guaranty, the Guarantor: (i) is solvent (I.E., the aggregate fair value of its assets exceeds the sum of its liabilities); (ii) has adequate capital; and (iii) is able to pay its debts as they mature. Any term or provision of this Guaranty to the contrary notwithstanding, the aggregate amount of the Obligations guaranteed hereunder shall be reduced to the minimum extent necessary to prevent this Guaranty from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          (i) REVIEW OF CREDIT AGREEMENTS. The Guarantor has reviewed and understands the Credit Agreement.

          (j) NO MATERIAL MISREPRESENTATIONS OF OMISSIONS. No representation, warranty, agreement or covenant of the Guarantor made or contained in this Guaranty and no report, statement, certificate, schedule or other document or information furnished by the Guarantor in connection with the transactions contemplated by this Guaranty contains or will contain a misstatement of a material fact or omits or will omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading in any material respect as of the date made or deemed made.

     SECTION 6.2 AFFIRMATIVE COVENANTS. So long as any of the Obligations remain outstanding, the Guarantor hereby covenants and agrees that, unless the Agent shall consent otherwise in writing:

          (a) NOTICE OF CERTAIN CHANGES. Upon receipt of knowledge thereof, the Guarantor shall give, or cause to be given, immediate written notice to the Agent of (i) any change in the name or the location of the principal place of business of the Guarantor; (ii) any change in location or material change in the status of the Collateral, (iii) any act or event that violates, is in conflict with, results in a breach of or constitutes a Default (with or without the giving of notice or the passage of time or both) under (A) this Guaranty or the Loan Instruments, or (B) any other material instrument, indenture, agreement or obligation to which the Guarantor or the Borrower is a party or by which any part of the Collateral may be bound or subject; (iv) the occurrence of a Material Adverse Effect; (v) any information required under SECTION 5.1(b) of the Credit Agreement applicable to the Guarantor.

          (b) INSPECTION OF RECORDS. The Guarantor shall, upon two weeks' notice (unless an Event of Default has occurred), allow the Agent or any representatives permitted by the terms of SECTION 5.1(h) of the Credit Agreement access to and right of inspection of the financial records of the Guarantor, all to the extent and in the same manner as provided in
SECTION 5.1(h) of the Credit Agreement.

          (c) PAYMENT OF TAXES AND CHARGES. The Guarantor shall pay promptly when due all federal and material state and local taxes, assessments, liens and governmental charges and levies, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings.

          (d) MAINTENANCE OF INSURANCE. The Guarantor shall procure and maintain the third-party insurance identified in SCHEDULE 4.1(g) to the Credit Agreement, but in no event shall such insurance be for an amount less than the replacement cost of the assets so incurred, and issued by a financially sound and reputable independent insurance company or companies reasonably acceptable to the Agent.

          (e) PERFORMANCE OF GUARANTY. The Guarantor shall do and perform every act and discharge all of the obligations provided to be performed and discharged by the Guarantor under this Guaranty, at the times and in the manner specified herein.

          (f) FURTHER ASSURANCES. The Guarantor shall promptly cure any defects in the creation and issuance of this Guaranty. The Guarantor at its expense will promptly execute and deliver to the Agent upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Guarantor in this Guaranty, or to correct any omissions in this Guaranty, or more fully to state the security obligations set out herein, or to perfect, protect or preserve any liens created pursuant to this Guaranty, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection herewith.

     SECTION 6.3 NEGATIVE COVENANTS. So long as any Obligations remain outstanding, the Guarantor hereby covenants and agrees that, unless the Agent shall consent otherwise in writing:

          (a) NO NEW DEBT. The Guarantor shall not directly or indirectly permit, create, incur, assume, permit to exist, increase, renew or extend on or after the date hereof any material additional indebtedness on its part, except as otherwise permitted by Section 5.2(d) of the Credit Agreement;

          (b) NO NEW LIABILITY. The Guarantor shall not directly or indirectly guaranty, assume or otherwise become liable or responsible for the indebtedness or other obligations of any other persons, except any guarantee of indebtedness owed to the Agent, and except as otherwise permitted by
SECTION 5.2(e) of the Credit Agreement; and

          (c) NO DISPOSAL OF ALL ASSETS. The Guarantor shall not sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of the Guarantor's assets, or any interest therein, except as permitted by SECTIONS 5.2(c) AND (g) of the Credit Agreement.


                                 ARTICLE VII

                                   REMEDIES

     SECTION 7.1 DEFAULT. Upon the occurrence and during the continuation of any Event of Default or an event that would require or permit acceleration pursuant to the Credit Agreement of any outstanding indebtedness, then all of the Obligations shall be immediately due and payable by the Guarantor to the Agent.

     SECTION 7.2 REMEDIES. In addition to all other rights, powers and remedies conferred herein, and through applicable law, upon the occurrence and during the continuation of an Event of Default, the Agent may reduce its claim to judgment or otherwise enforce, in whole or in part, this Guaranty.

     SECTION 7.3 OTHER RECOURSE. The Guarantor waives any right it may have to require the Agent to proceed against any other person, exhaust any Collateral or other security for the Obligations, or pursue any other remedy in the Agent's power.

     SECTION 7.4 REINSTATEMENT. In the event any payment to the Agent of any of the Obligations, or any part thereof, at any time is rescinded or must otherwise be restored or returned by the Agent upon the insolvency, bankruptcy or reorganization of the Borrower, any guarantor or any other person, whether by order of any court, by any settlement approved by any court, or otherwise, then the terms and provisions of this Guaranty shall continue to apply, or shall be reinstated if not then in effect, as the case may be, with respect to the Obligations so rescinded, restored or returned, all as though such payment had never been made.

     SECTION 7.5 REMEDIES NOT EXCLUSIVE. All rights, powers and remedies herein conferred are cumulative, and not exclusive, of: (i) any and all other rights and remedies herein conferred or provided for; and (ii) any and all rights, powers and remedies conferred, provided for or existing at law or in equity, and the Agent shall, in addition to the rights, powers and remedies herein conferred or provided for, be entitled to avail itself of all such other rights, powers and remedies as may now or hereafter exist at law or in equity for the collection of and enforcement of the Obligations and the enforcement of the representations, warranties, agreements, covenants and indemnities contained in this Guaranty.

                                     ARTICLE VIII

                               MISCELLANEOUS PROVISIONS

     SECTION 8.1 PAYMENTS. All payments of principal, interest, fees or other amounts due the Agent pursuant to this Guaranty shall be made in immediately available funds by 12:00 noon (Denver, Colorado time) on the date payment is due in U.S. Dollars to the Agent at the address contained in this Article for notices to the Agent.

     SECTION 8.2 JOINT AND SEVERAL OBLIGATIONS. Although this Guaranty is made solely by the Guarantor, other persons or entities are also guaranteeing all or a portion of the Obligations. The obligations of the Guarantor hereunder and such other guarantors, sureties or pledgors as may exist from time to time are joint and several. Accordingly, the Guarantor is liable for the full amount of the Obligations notwithstanding the existence of other guarantors, sureties or pledgors.

     SECTION 8.3 ATTORNEYS' FEES; EXPENSES. The Guarantor agrees to pay upon demand all of the Agent's costs and expenses, including reasonable attorneys' fees and the Agent's reasonable legal expenses, incurred in connection with the enforcement of this Guaranty. The Agent may pay someone else to help enforce this Guaranty, and the Guarantor shall pay the costs and expenses of such enforcement. The costs and expenses include the Agent's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, any anticipated post-judgment collection services, reasonable experts' fees and consultants' fees. The Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     SECTION 8.4 MERGER OF THE BORROWER. This Guaranty shall not be affected by any change in the name of the Borrower, or by the acquisition of the business of the Borrower by any person, firm or corporation, or by any change whatsoever in the capital structure or constitution of the Borrower, or by any merger, amalgamation or consolidation of the Borrower with any corporation, or by any dissolution or liquidation of the Borrower, but shall, notwithstanding the happening of any such event, continue to apply to all the Obligations.

     SECTION 8.5 INFORMATION. The Guarantor assumes all responsibility for being and keeping informed of the financial condition and assets of the Borrower, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that the Agent will not have any duty to advise the Guarantor of information known to it or any Bank regarding such circumstances or risks.

     SECTION 8.6 FURTHER ASSURANCES. The Guarantor agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Agent from time to time reasonably may request in connection with the administration maintenance, enforcement or adjudication of this Guaranty in order (a) to evidence, confirm, perfect or protect any lien or security interest granted or required to have been granted under this Guaranty, (b) to give the Agent or its designee confirmation and assurance of the Agent's rights, powers, privileges, remedies and interests under this Guaranty and applicable law,
(c) to better enable the Agent to exercise any such right, power, privilege or remedy, or (d) to otherwise effectuate the purpose and the terms and provisions of this Guaranty, each in the form and substance as may be reasonably acceptable to the Agent. The Agent shall execute, acknowledge and deliver to the Guarantor such documents and take such other actions as the Guarantor reasonably may request in order to effectuate the purpose and terms and provisions of this Guaranty.

     SECTION 8.7 RELIANCE. The Agent shall be entitled to reasonably rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication reasonably believed by the Agent to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including counsel for the Guarantor), independent public accountants and other experts selected by the Agent. The Agent shall be entitled to rely, and in entering into this Guaranty in fact has relied, upon the representations, warranties and other information respecting the Guarantor contained in this Guaranty notwithstanding any investigation, analysis or evaluation that may have been made or from time to time may be made by the Agent or its designees of all or any part of the assets, business, operations, properties or condition (financial or otherwise) of the Guarantor.

     SECTION 8.8 EXCULPATION. The Agent, the Banks and their designees, and their respective directors, officers, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the Guarantor and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for acts and omissions arising out of or related directly or indirectly to this Guaranty or any of the Loan Instruments; and the Guarantor hereby expressly waives any and all claims and actions (other than those attributable to a person's own acts or omissions breaching a duty owed to a Guarantor and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Agent, the Banks and their designees, and their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

     SECTION 8.9 INDEMNIFICATION. The Agent, the Banks and their designees, and their respective directors, officers, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Agent, defended by the Guarantor from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, or any of their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to this Guaranty or any of the Loan Instruments, except such as are occasioned by the indemnified person's own acts or omissions breaching a duty owed to a Guarantor or amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

     SECTION 8.10 INTERPRETATION. The parties acknowledge and agree that: each party and its counsel have reviewed and negotiated the terms and provisions of this Guaranty and have contributed to its revision; the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of it; and its terms and provisions shall be construed fairly to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Guaranty.

     SECTION 8.11 WAIVER AND MODIFICATION. This Guaranty constitutes the entire agreement and understanding of the parties as to matters set forth in this Guaranty. This Guaranty and the provisions hereof may be waived, amended, modified, changed, discharged or terminated only by an instrument in writing and signed by the Guarantor and the Agent. No delay or omission on the part of the Agent in exercising any right under this Guaranty shall operate as a waiver of such right or any other right. A waiver by the Agent of a provision of this Guaranty shall not prejudice or constitute a waiver of the Agent's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by the Agent, nor any course of dealing between the Agent and the Guarantor, shall constitute a waiver of any of the Agent's rights or any of the Guarantor's obligations as to any future transactions. Whenever the consent of the Agent is required under this Guaranty, the granting of such consent by the Agent in any instance shall not constitute continuing consent to subsequent instances where such consent is required and, unless otherwise provided herein, such consent may be granted or withheld in the sole and absolute discretion of the Agent.

     SECTION 8.12 BINDING AGREEMENT. This Guaranty shall be binding upon the Guarantor and its successors and shall inure, together with the rights and remedies of the Agent, to the benefit of the Agent and its successors and assigns.

     SECTION 8.13 ASSIGNMENT. The Guarantor may not assign its rights or delegate its duties hereunder without the Agent's prior written consent. However, the Agent may assign or otherwise transfer any rights under this Guaranty to the extent provided in Section 7.8 of the Credit Agreement, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Agent herein or otherwise.

     SECTION 8.14 NOTICES. Except as otherwise expressly provided in this Guaranty, any notice, request, demand or other communication permitted or required to be given under this Guaranty shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have be given: (i) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid; (ii) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually delivered to the addressee. If a written notice, certificate or signed item is expressly required by another provision of this Guaranty, a manually signed original must be delivered by the party giving it; any other notice, request, demand or other communication also may be sent by tested telex, telegram or telecopy, with the cost of transmission prepaid, and shall be deemed conclusively to have been given on the first business day following the day duly sent. Copies may be sent by regular first-class mail, postage prepaid, to the persons, if any, set forth below, but any failure or delay in sending copies shall not affect the validity of any such notice, request, demand or other communication so given to a party. The addresses of the parties and those persons receiving copies are as follows:

          If to the Agent, at the following address:

               Bank One, Colorado, N.A.
               30 Pikes Peak Avenue
               Colorado Springs, Colorado 80903
               Attn: Shaun P. McCarthy, Vice President
               Telecopy:  (719) 471-5213
          With a copy of all notices to:

               Ted R. Sikora II, Esq.
               Davis, Graham & Stubbs LLP
               370 Seventeenth Street, 47th Floor
               Denver, Colorado  80202
               Telecopy:  (303) 893-1379

          If to the Guarantor, at the following address:

               ASI Landmark, Inc.
               c/o Analytical Surveys, Inc.
               1935 Jamboree Drive
               Colorado Springs, CO  80920
               Attn:     Scott C. Benger
               Telecopy:  (719) 528-5093

          With a copy of all notices to:

               Steven D. Miller, Esq.
               Sherman & Howard L.L.C.
               633 Seventeenth Street,    Suite 3000
               Denver, CO  80202
               Telecopy:  (303) 298-0940

     SECTION 8.15 PARTIAL INVALIDITY. In the event that any provision hereof shall be deemed to be invalid by any reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guaranty shall be construed as not containing such provision with respect to any jurisdiction where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     SECTION 8.16 GOVERNING LAW, JURISDICTION, VENUE AND WAIVER OF JURY TRIAL RIGHTS. THIS GUARANTY AND ALL MATTERS RELATING HERETO SHALL, EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY APPLICABLE LAW, BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE GUARANTOR HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF COLORADO AND AGREES THAT THE AGENT MAY, AT ITS OPTION, ENFORCE ITS RIGHTS IN SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO MAINTENANCE OF ANY ACTION OR PROCEEDING BY THE BANK IN SUCH COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL

BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 8.17 COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the date first above written.

                                        ASI LANDMARK, INC.


                                        By:
                                           ------------------------------
                                           Scott C. Benger
                                           Vice President


                                        BANK ONE, COLORADO, N.A.,
                                        AS AGENT


                                        By:
                                           ------------------------------
                                           Shaun P. McCarthy
                                           Vice President

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